Yield

Growth

Quality

2008 1st Quarter Report

February 29, 2008

Tortoise Energy Infrastructure Corp.℠

TYG LISTED NYSE

...Steady Wins®

Company at a Glance
Tortoise Energy Infrastructure Corp. is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.
Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on current distributions paid to stockholders.
In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.
Tortoise Energy achieves distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise Energy. We also seek distribution growth through capital market strategies involving timely debt and equity offerings by Tortoise Energy that are primarily invested in MLP issuer direct placements.
We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Energy, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 60 MLPs in the market, mostly in industries related to energy and natural resources.
Tortoise Energy invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.
A Tortoise Energy Investment Versus a Direct Investment in MLPs
Tortoise Energy provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Energy include:
•     One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•     A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•     The ability to access investment grade credit markets to enhance stockholder return; and
•     Access to direct placements and other investments not available through the public markets.

April 10, 2008
Dear Fellow Stockholders,
The overall market turmoil and the recent credit issues continued to negatively impact Tortoise Energy Infrastructure Corp. (NYSE: TYG) in the first quarter of 2008. Even with the weak economic factors, our portfolio of companies generally delivered attractive distribution growth. Market conditions aside, we continue to believe that energy infrastructure companies are relatively stable businesses that offer attractive yields. We continue to expect this sector in general and our portfolio companies in particular to generate attractive returns in the future.
Performance Review
For the quarter ended Feb. 29, 2008, our total return was -0.34 percent based on market value, including the reinvestment of distributions. Our recent distribution of $0.555 per common share ($2.22 annualized) was our 13th consecutive distribution increase since full investment of initial public offering proceeds. This reflects a 2.8 percent increase over the distribution paid in the same quarter of the prior year and a 0.5 percent increase over the distribution paid in the prior quarter. This distribution represented an annualized yield of 7.0 percent based on the closing price of $31.78 on Feb. 29, 2008. (As of today’s closing stock price of $31.13, our annualized yield is 7.1 percent). We expect a portion of this distribution to be return of capital for income tax purposes, although the ultimate determination of its character will not be made until determination of our earnings and profits after our year-end.
With continued focus on our strategic asset selection and liability management strategies, we maintain our expectation that long-term distribution growth will be approximately four percent on an annualized basis.
Our Leverage
By February of this year, continued turmoil in the auction rate securities market resulted in a rapid decline in auction market liquidity. As a result, a majority of auction rate securities, including our Tortoise Notes and Preferred Stock, began to reset at their maximum stated rate, which is referred to as a failed auction. In the event of a failed auction, interest and distributions continue to be paid at the maximum rates and scheduled times as disclosed in their governing documents. In our view, our failed auctions are related to liquidity issues facing the auction market and are not a reflection of the quality of our underlying assets.
We are not assuming that the auction rate market will return to normal in the foreseeable future, so we are working to reduce our reliance on this market to eventually provide liquidity to our auction rate preferred stockholders and senior note holders. In pursuit of that goal, we extended the rate periods of $60 million Series A Notes and $50 million Series B Notes for five years and one year, respectively, and we extended the rate periods of $35 million Auction Preferred I and $35 million Auction Preferred II Stock for three years each. We also redeemed in full our $70 million Series E Notes in October 2007 and $55 million Series C Notes in March 2008.
2008 1st Quarter Report     1

We closed a $150 million private placement of senior notes on April 10, 2008. The proceeds of this offering will be used to redeem our $70 million Series D Senior Notes, $15 million each of our Series III and IV Preferred Stock and the balance of our revolving credit facility. We believe this financing has attractive terms that will provide beneficial returns to common stockholders from the MLP investments that would not be available without leverage.
We are pleased with our progress to date in refinancing auction rate securities and returning capital to senior notes and preferred stock investors. We intend to continue our efforts to secure alternative financing sources to allow redemption of all remaining Series III and Series IV Preferred Stock.
Although the increase in leverage costs has decreased our distributable cash flow, we believe utilizing leverage continues to create stockholder value, as long as total investment returns exceed our borrowing costs. We believe our search for new sources of leverage will provide rates and terms that are accretive for stockholders, although we cannot give assurance at this time that we will be able to procure such financing.
Subsequent to quarter-end, we extended our revolving credit facility. The amended credit agreement provides for a revolving credit facility of up to $92.5 million that can be increased to $160 million if certain conditions are met. The interest rate on the credit facility remains unchanged and equals the one-month LIBOR plus 0.75 percent. The amended credit facility terminates on March 20, 2009. In light of current market conditions, we believe this extension indicates a positive view of our company’s underlying value.
Investment Review
Strong fundamentals in the MLP sector and the positive outlook for distribution growth mean that many of our portfolio companies can put capital to work to finance expansion projects. However, challenging economic conditions have made it difficult for us and MLP companies to raise capital. Even so, in December 2007 we issued 327,450 shares of our common stock with net proceeds of $10.2 million. In February 2008, we issued 1.5 million shares of our common stock with net proceeds of $48.6 million. As part of our liability management strategy, we used the net proceeds to retire a portion of short-term debt outstanding under our credit facility. Over the long-term, we may also use proceeds to acquire equity portfolio securities, refinance a portion of our outstanding leverage or for working capital purposes. Also in the quarter, we completed a $6.2 million investment in the initial public offering of Williams Pipeline Partners, L.P.
2     Tortoise Energy Infrastructure Corp.

Since our inception in February 2004 through the date of this letter, we have financed energy infrastructure growth through the completion of 53 direct placement and IPO purchases totaling approximately $559 million.
Master Limited Partnership Investment Overview and Outlook
According to Lehman Brothers research, the MLP sector is more than six times larger than it was in 2000 with a market capitalization of approximately $130 billion as of January 2008 versus approximately $20 billion in 2000. Since October 2007, a decline in MLP prices has caused the market capitalization to decline approximately $8 billion. We attribute this to market sell-off by short-term investors and concerns about general market conditions by the broader investment community which seems to be driving some investors to very liquid investment alternatives, including U.S. Treasuries.
We believe there is tremendous need to expand the U.S. pipeline and storage infrastructure to accommodate commodity demand growth estimated at about one percent annually for the next decade. With more than $24 billion in announced MLP organic growth projects slated between now and 2010, we expect half of this growth will be financed with equity. As the credit markets stabilize, and economic conditions improve, we believe we will be well situated as a leading, long-term provider of capital in this sector.
MLP distribution yield is a key performance measure and continues to surpass REITs and utilities. On Feb. 29, 2008, the Atlantic Asset Management MLP Energy Index dividend yield was 6.8 percent compared to the FTSE NAREIT Equity REIT Index yield of 5.2 percent and the Dow Jones Utility Average Index yield of 3.4 percent. We believe MLPs offer income investors attractive risk and return qualities relative to REITs and utilities.
For our quarter ending Feb. 29, 2008, the Wachovia MLP Total Return Index reflected a total return of -1.18 percent, compared to a total return of 9.47 percent for the quarter ending Feb. 28, 2007 and -1.28 percent for the quarter ending Nov. 30, 2007. These returns are based on market value, including the reinvestment of quarterly dividends.
2008 1st Quarter Report     3

Conclusion
We expect economic conditions to continue to impact MLP valuations but not materially change energy demand. As credit markets become more predictable, we anticipate increased access to capital and improved sector performance. Long term, we believe the MLP sector will continue its track record of delivering sustainable distribution growth.
Thank you for your investment in our company. In these trying times, it is important to remind you that we intend to stay the course, guided by our motto, “...Steady Wins.”
We look forward to seeing you at the annual stockholders’ meeting on April 21, 2008. For those unable to attend, please access our webcast of the meeting at www.tortoiseadvisors.com.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
...Steady Wins®
4     Tortoise Energy Infrastructure Corp.

Summary Financial Information (Unaudited)
Three Months Ended February 29, 2008
Market value per share	$31.78
Net asset value per share	30.98
Total net assets	637,749,090
Net unrealized depreciation of investments (excluding interest
rate swap contracts) before income taxes	(27,868,346)
Net unrealized depreciation of investments and interest
rate swap contracts after income taxes	(23,421,908)
Net investment loss	(3,170,014)
Net realized gain on investments and interest rate swaps after income taxes	2,749,435
Total investment return based on market value(1)	(0.34)%
(1)   See footnote 7 to the Financial Highlights on page 24 for further disclosure.
Allocation of Portfolio Assets February 29, 2008 (Unaudited) (Percentages based on total investment portfolio)
2008 1st Quarter Report     5

Key Financial Data (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.
2007
Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$14,075
Dividends paid in stock	1,801
Dividends from common stock	—
Short-term interest and dividend income	129
Total from investments	16,005
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	2,122
Other operating expenses	342
2,464
Distributable cash flow before leverage costs and current taxes	13,541
Leverage costs(2)	3,320
Current income tax expense	145
Distributable Cash Flow(3)	$10,076

Distributions paid on common stock	$9,845
Distributions paid on common stock per share	0.5400
Payout percentage for period(4)	97.7%
Net realized gain, net of income taxes	1,991
Total assets, end of period	1,130,442
Average total assets during period(5)	1,028,848
Leverage (Long-Term Debt Obligations, Preferred Stock and Short-Term Borrowings)(6)	316,600
Leverage as a percent of total assets	28.0%
Unrealized appreciation net of income taxes, end of period	259,275
Net assets, end of period	635,044
Average net assets during period(7)	602,104
Net asset value per common share	34.83
Market value per share	36.38
Shares outstanding	18,232,065
Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	6.31%
Operating expenses before leverage costs and current taxes	0.97%
Distributable cash flow before leverage costs and current taxes	5.34%
As a Percent of Average Net Assets
Distributable cash flow(3)	6.79%
(1)   Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)   Leverage costs include interest expense, recurring auction agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)   “Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions, non-recurring auction agent fees and amortization of debt issuance costs; and decreased by distributions to preferred stockholders, current taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements.
6     Tortoise Energy Infrastructure Corp.

2007			2008
Q2(1)	Q3(1)	Q4(1)	Q1(1)

$16,056	$17,049	$17,075	$18,455
2,802	2,869	3,082	3,092
—	50	26	21
154	40	328	71
19,012	20,008	20,511	21,639

2,748	2,966	2,735	2,612
388	433	464	332
3,136	3,399	3,199	2,944
15,876	16,609	17,312	18,695
4,912	6,191	7,688	7,982
49	33	118	190
$10,915	$10,385	$9,506	$10,523

$10,192	$10,300	$10,365	$11,426
0.5450	0.5500	0.5525	0.5550
93.4%	99.2%	109.0%	108.6%
8,264	3,795	12,581	2,749
1,393,637	1,332,533	1,261,638	1,285,116
1,282,827	1,396,907	1,291,387	1,264,450
435,000	490,000	458,050	454,700
31.2%	36.8%	36.3%	35.4%
338,616	274,539	247,696	224,274
724,194	648,551	618,412	637,749
706,449	694,971	634,928	608,322
38.73	34.63	32.96	30.98
42.12	39.52	32.46	31.78
18,700,689	18,727,411	18,760,441	20,587,891

5.88%	5.68%	6.37%	6.88%
0.97%	0.97%	0.99%	0.94%
4.91%	4.71%	5.38%	5.94%

6.13%	5.93%	6.01%	6.96%
(4)   Distributions paid as a percentage of Distributable Cash Flow.
(5)   Computed by averaging month-end values within each period.
(6)   The balance on the short-term credit facility was $34,700,000 as of February 29, 2008.
(7)   Computed by averaging daily values within each period.
(8)   Annualized for period less than one full year. Operating ratios contained in our Financial Highlights are based on net assets as required by GAAP, and include current and deferred income tax expense and leverage costs.
2008 1st Quarter Report     7

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise Energy’s goal is to provide a growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts.
We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Our private purchases principally involve financing directly to an MLP through equity investments, which we refer to as direct placements. MLPs typically use this financing to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a private financing offers advantages. These direct placement opportunities generally arise from our long-term relationships with energy infrastructure MLPs and our expertise in origination, structuring, diligence and investment oversight.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.
Determining Distributions to Stockholders
Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.
8     Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
Determining DCF
DCF is simply distributions received from investments less expenses. The total distributions received from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes on our operating income. Each are summarized for you in the table on pages 6 and 7 and are discussed in more detail below.
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring auction agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest swap settlements as leverage costs, as well as current taxes paid.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.
We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.
Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive returns.
2008 1st Quarter Report     9

Management’s Discussion
(Continued)
Total distributions received from our investments relating to DCF for the 1st quarter 2008 was approximately $22 million, representing a 35 percent increase as compared to 1st quarter 2007 and a 6 percent increase as compared to 4th quarter 2007. These increases reflect the earnings from investment of the proceeds from additional leverage, as well as distribution increases from our MLP investments.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 0.94 percent of average total assets for the 1st quarter 2008 as compared to 0.97 percent for the 1st quarter 2007 and 0.99 percent for the 4th quarter 2007. Advisory fees, net of expense reimbursement, decreased as a result of reduced average total assets.
Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized and unrealized gain or loss on our swap settlements; and (4) distributions to preferred stockholders.
Total leverage costs for DCF purposes increased to approximately $8.0 million for the 1st quarter 2008 as compared to $3.3 million for the 1st quarter 2007 and $7.7 million for the 4th quarter 2007. These increases reflect the net issuance of additional long-term leverage and increased borrowing costs. The average cost of outstanding leverage (total leverage costs divided by average outstanding leverage) was 7.01 percent for 1st quarter 2008 as compared to 6.45 percent for the 4th quarter 2007.
We have entered into interest rate swap agreements in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. As indicated in Note 12, Tortoise Energy has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1-month or 1-week U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates.
The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (U.S. Bank pays Tortoise Energy the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (Tortoise Energy pays U.S. Bank the net difference). We realized a loss of approximately $301,000 on interest rate swap settlements during the 1st quarter 2008 as compared to approximately $421,000 in realized gains for the 4th quarter 2007.
While we generally hedge the interest rate exposure associated with changes in LIBOR, we cannot effectively hedge the spread above or below LIBOR at which the rates on our leverage reset during the auction process.
10     Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
Recently, the markets for auction rate securities have faced reduced demand and many auctions, including ours, have reset at their maximum stated rate, which is referred to as a failed auction. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due, or in the case of preferred stock, cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, interest and distributions continue to be paid at the maximum rates and schedule determined in the governing documents.
Based on the current ratings of our Notes and Preferred Stock, the maximum rate is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR. Our failed auctions have reset based upon LIBOR. The credit ratings for our securities have not been impacted by the auction results and we do not expect that they will be.
Distributable Cash Flow
For 1st quarter 2008, our DCF was approximately $10.5 million, an increase of $447,000 or 4 percent as compared to 1st quarter 2007 and an increase of $1 million or 11 percent as compared to 4th quarter 2007. These changes are the net result of earnings from additional invested capital, growth in distributions and change in expenses, as outlined above. In addition, current income tax expense reflecting Canadian taxes payable by Tortoise Energy on Canadian income allocated to the Company increased from previous quarters. We paid a distribution of $11.4 million, or 108.6 percent of DCF, during the quarter. We anticipate near-term variances in our leverage costs to continue to impact DCF. Long-term, we expect continued growth in distributions from our investments in MLPs to provide growth in DCF. This, when combined with more stable leverage costs and occasionally small portions of the $63 million in cumulative net realized gains from investments, should provide stable and growing distributions. On a per share basis, we declared a $0.555 distribution on February 11, 2008, for an annualized run-rate of $2.22. This is an increase of approximately 3 percent as compared to 1st quarter 2007 and 0.5 percent as compared to 4th quarter 2007.
Taxation of our Distributions
We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Distributions declared and paid by Tortoise Energy in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.
The taxability of the distribution you receive depends on whether Tortoise Energy has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.
2008 1st Quarter Report     11

Management’s Discussion
(Continued)
In the event Tortoise Energy has earnings and profits, all or a portion of our distribution would be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1s we receive and become less return of capital and more in the form of income. Second, we could sell an MLP investment in which Tortoise Energy has a gain at any time. The unrealized gain we have in the portfolio is reflected in the Statement of Assets and Liabilities. At February 29, 2008, Tortoise Energy’s investments at value are $1.28 billion, with an adjusted cost of $890 million. The $390 million difference reflects gain that would be realized if those investments were sold at those values. A sale could give rise to earnings and profits in that period and make all or a portion of the distributions taxable qualified dividends. Note, however, that the Statement of Assets and Liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these reasons that we inform you of the tax treatment after the close of each year because the ultimate result is underterminable and difficult to predict until the year is over. For tax purposes, distributions to stockholders for the fiscal year ended 2007 were comprised of approximately 59 percent return of capital and 41 percent qualified dividend income (presuming you held the shares for the requisite holding period). We currently expect that a portion of our 2008 distributions will consist of return of capital, although the ultimate determination will not be made until January 2009, after determining our earnings and profits.
Liquidity and Capital Resources
Tortoise Energy had total assets of $1.29 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 1st quarter 2008, total assets increased from $1.26 billion to $1.29 billion, an increase of $30 million or 2 percent. This change was primarily the result of unrealized depreciation of investments of approximately $28 million during the quarter offset by proceeds from the issuance of common stock.
During 1st quarter 2008, we issued 327,450 shares of common stock at $31.87 per share and 1,500,000 shares of common stock at $33.71 per share, with combined net proceeds of approximately $59 million. These net proceeds were used to retire a portion of our short-term debt under our credit facility and to redeem our $55 million Series C Notes subsequent to quarter-end on March 4, 2008.
Associated with the redemption of the Series C Notes and subsequent to quarter-end, we closed-out $55 million notional amount of interest rate swap contracts. Additional information on this transaction is included in Note 15 in the Notes to Financial Statements. We currently have $235 million in interest rate swap contracts outstanding, matching our total auction rate leverage with rate period resets of less than six months.
12     Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
Total leverage outstanding at February 29, 2008 of $455 million is comprised of $235 million in senior notes rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, $185 million in preferred shares rated ‘Aa2’ and ‘AA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, and approximately $35 million outstanding under the credit facility. Details on our Notes and Preferred Stock are disclosed in Note 10 and Note 11 in our Notes to Financial Statements. Total leverage represented 35.4 percent of total assets at February 29, 2008. Total leverage represented 32.5 percent of total assets on a proforma basis including the redemption of our Series C Notes on March 4th. Our long-term target for leverage remains approximately 33 percent of total assets, although temporary increases up to 38 percent are allowed. In this event, we intend to reduce leverage to our long-term target over time by executing portfolio sales and/or an equity offering. We may continue to utilize our line of credit to make desirable investments as they become available and provide flexibility in managing our capital structure.
Since August 2007, we have been executing on a plan to maintain financial flexibility and lessen our exposure to the auction rate markets. We extended the reset dates on our Series A Notes, Series B Notes, Auction Preferred I Stock and Auction Preferred II Stock, fixing their interest and dividend rates for 5 years, 1 year, 3 years and 3 years, respectively. In addition, we’ve redeemed $125 million aggregate principal amount of auction rate senior notes. Subsequent to quarter-end, we issued $150 million of Series E Notes in a private placement. The notes have a fixed rate of 6.11 percent and mature in 2015. Proceeds will be used to retire the current balance on our credit facility, redeem our $70 million Series D Notes and redeem $15 million of our MMP III Preferred Stock and $15 million of our MMP IV Preferred Stock. We continue to execute this plan with the goal of refinancing our remaining auction rate leverage at attractive rates with term debt financings. If we are unable to secure longer-term leverage at attractive rates, we expect to eventually eliminate our auction rate leverage with proceeds from common equity offerings and/or portfolio sales.
Subsequent to quarter-end, we extended our revolving credit facility. The amended credit agreement provides for a revolving credit facility of up to $92.5 million that can be increased to $160 million if certain conditions are met. The interest rate on the credit facility remains unchanged and equals the one-month LIBOR plus 0.75 percent. We will pay a quarterly non-usage fee equal to an annual rate of 0.15 percent of the unused portion of the credit facility.
2008 1st Quarter Report     13

Schedule of Investments (Unaudited)
	February 29, 2008
	Shares	Fair Value
Common Stock — 0.2%(1)
Shipping — 0.2%(1)
Republic of the Marshall Islands — 0.2%(1)
Capital Product Partners L.P. (Cost $1,136,941)	52,881	$1,068,196
Master Limited Partnerships and
Related Companies — 191.7%(1)
Crude/Refined Products Pipelines — 90.0%(1)
United States — 90.0%(1)
Buckeye Partners, L.P.	533,367	26,177,652
Enbridge Energy Partners, L.P.	925,300	46,246,494
Enbridge Energy Partners, L.P.(2)(3)	1,008,091	49,094,055
Global Partners LP	214,286	5,854,294
Holly Energy Partners, L.P.(4)	427,070	17,544,036
Kinder Morgan Management, LLC(3)(5)	1,692,458	92,255,913
Magellan Midstream Partners, L.P.	1,974,445	85,513,213
NuStar Energy L.P.	1,000,355	53,428,961
NuStar GP Holdings, LLC	543,429	14,748,663
Plains All American Pipeline, L.P.	1,833,784	87,563,186
SemGroup Energy Partners, L.P.	271,982	6,780,511
Sunoco Logistics Partners L.P.	930,280	49,769,980
TEPPCO Partners, L.P.	869,520	32,833,075
TransMontaigne Partners L.P.	207,800	6,144,646
		573,954,679
Natural Gas/Natural Gas Liquids Pipelines — 51.5%(1)
United States — 51.5%(1)
Boardwalk Pipeline Partners, LP	1,144,700	27,152,284
El Paso Pipeline Partners, L.P.	902,350	21,151,084
Energy Transfer Equity, L.P.	729,661	24,268,525
Energy Transfer Partners, L.P.	1,722,250	82,530,220
Enterprise GP Holdings L.P.	105,425	3,312,454
Enterprise Products Partners L.P.	2,847,220	88,178,403
ONEOK Partners, L.P.	267,455	16,590,234
Spectra Energy Partners, LP	332,965	8,224,235
TC PipeLines, LP	1,307,759	44,686,125
Williams Pipeline Partners L.P.	623,990	12,355,002
		328,448,566
Natural Gas Gathering/Processing — 36.2%(1)
United States — 36.2%(1)
Copano Energy, L.L.C.	1,248,389	45,503,779
Crosstex Energy, L.P.	981,347	31,020,379
Crosstex Energy, L.P.(2)(6)	193,767	5,132,888
DCP Midstream Partners, LP	413,825	15,005,294
Duncan Energy Partners L.P.	433,700	9,155,407
Exterran Partners, L.P.	323,493	10,607,335
Hiland Partners, LP	41,048	2,080,723
14     Tortoise Energy Infrastructure Corp.

Schedule of Investments (Unaudited)
(Continued)
	February 29, 2008
	Shares	Fair Value
MarkWest Energy Partners, L.P.	2,201,640	$75,956,580
Regency Energy Partners LP	133,000	3,944,780
Targa Resources Partners LP	142,600	3,456,624
Williams Partners L.P.	784,707	29,136,171
		230,999,960
Propane Distribution — 9.1%(1)
United States — 9.1%(1)
Inergy, L.P.	1,916,784	55,989,261
Inergy Holdings, L.P.	49,715	2,197,403
		58,186,664
Shipping — 4.9%(1)
Republic of the Marshall Islands — 0.8%(1)
Teekay LNG Partners L.P.	156,200	4,693,810
United States — 4.1%(1)
K-Sea Transportation Partners L.P.(4)	612,800	22,140,464
OSG America L.P.	293,235	4,105,290
		26,245,754
		30,939,564
Total Master Limited Partnerships and
Related Companies (Cost $832,753,264)		1,222,529,433
Short-Term Investment — 8.7%(1)
United States Investment Company — 8.7%(1)
First American Government Obligations Fund —
Class Y, 2.91%(7) (Cost $55,779,214)	55,779,214	55,779,214
Total Investments — 200.6%(1)
(Cost $889,669,419)		1,279,376,843
Long-Term Debt Obligations — (36.8%)(1)		(235,000,000)
Interest Rate Swap Contracts — (3.4%)(1)
$290,000,000 notional — Unrealized Depreciation(8)		(21,489,294)
Liabilities in Excess of Cash and Other Assets — (31.4%)(1)		(200,138,459)
Preferred Shares at Redemption Value — (29.0%)(1)		(185,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$637,749,090
(1)   Calculated as a percentage of net assets applicable to common stockholders.
(2)   Restricted securities have a total fair value of $54,226,943 which represents 8.5% of net assets. See Note 7 to the financial statements for further disclosure.
(3)   Security distributions are paid-in-kind.
(4)   Affiliated investment; the Company owns 5% or more of the outstanding voting securities of the issuer. See Note 8 to the financial statements for further disclosure.
(5)   All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts.
(6)   Non-income producing.
(7)   Rate indicated is the 7-day effective yield as of February 29, 2008.
(8)   See Note 12 to the financial statements for further disclosure.
See accompanying Notes to Financial Statements.
2008 1st Quarter Report     15

Statement of Assets & Liabilities (Unaudited)
February 29, 2008
Assets
Investments at fair value, non-affiliated (cost $867,219,270)	$1,239,692,343
Investments at fair value, affiliated (cost $22,450,149)	39,684,500
Total investments (cost $889,669,419)	1,279,376,843
Receivable for Adviser expense reimbursement	203,169
Receivable for investments sold	1,586,696
Interest and dividend receivable	69,223
Prepaid expenses and other assets	3,879,800
Total assets	1,285,115,731
Liabilities
Payable to Adviser	1,930,100
Payable for investments purchased	1,951,635
Distribution payable to common stockholders	11,426,279
Distribution payable to preferred stockholders	463,085
Accrued expenses and other liabilities	16,079,627
Unrealized depreciation of interest rate swap contracts	21,489,294
Short-term borrowings	34,700,000
Current tax liability	727,248
Deferred tax liability	138,599,373
Long-term debt obligations	235,000,000
Total liabilities	462,366,641
Preferred Stock
$25,000 liquidation value per share applicable to 7,400 outstanding
shares (15,000 shares authorized)	185,000,000
Net assets applicable to common stockholders	$637,749,090
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 20,587,891 shares issued and outstanding
(100,000,000 shares authorized)	$20,588
Additional paid-in capital	400,185,805
Accumulated net investment loss, net of income taxes	(25,511,662)
Undistributed realized gain, net of income taxes	38,780,422
Net unrealized gain on investments and interest rate swap contracts,
net of income taxes	224,273,937
Net assets applicable to common stockholders	$637,749,090
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$30.98
See accompanying Notes to Financial Statements.
16     Tortoise Energy Infrastructure Corp.

Statement of Operations (Unaudited)
Period from December 1, 2007 through February 29, 2008
Investment Income
Distributions from master limited partnerships
(including $2,018,033 from affiliates)	$18,062,040
Less return of capital on distributions (including $1,739,920 from affiliates)	(15,455,857)
Net distributions from master limited partnerships	2,606,183
Dividends from common stock	20,888
Dividends from money market mutual funds	71,042
Other income	393,333
Total Investment Income	3,091,446
Operating Expenses
Advisory fees	2,919,613
Administrator fees	120,157
Professional fees	67,714
Directors’ fees	33,907
Custodian fees and expenses	32,221
Reports to stockholders	25,211
Fund accounting fees	20,530
Registration fees	17,442
Stock transfer agent fees	2,537
Other expenses	12,238
Total Operating Expenses	3,251,570
Interest expense	4,311,645
Auction agent fees	232,536
Amortization of debt issuance costs	44,374
Total Interest, Auction Agent and Debt Issuance Costs	4,588,555
Total Expenses	7,840,125
Less expense reimbursement by Adviser	(307,328)
Net Expenses	7,532,797
Net Investment Loss, before Income Taxes	(4,441,351)
Current tax expense	(1,257,242)
Deferred tax benefit	2,528,579
Income tax benefit, net	1,271,337
Net Investment Loss	(3,170,014)
2008 1st Quarter Report     17

Statement of Operations (Unaudited)
(Continued)
Period from December 1, 2007 through February 29, 2008
Realized and Unrealized Gain (Loss) on Investments
and Interest Rate Swaps
Net realized gain on investments	$4,807,996
Net realized loss on interest rate swap settlements	(301,465)
Net realized gain, before income taxes	4,506,531
Current tax expense	(2,320,074)
Deferred tax benefit	562,978
Income tax expense, net	(1,757,096)
Net realized gain on investments and interest rate swaps	2,749,435
Net unrealized depreciation of investments	(27,868,346)
Net unrealized depreciation of interest rate swap contracts	(10,521,931)
Net unrealized depreciation, before income taxes	(38,390,277)
Current tax expense	(11,477,338)
Deferred tax benefit	26,445,707
Income tax benefit, net	14,968,369
Net unrealized depreciation of investments and interest
rate swap contracts	(23,421,908)
Net Realized and Unrealized Loss on Investments and Interest Rate Swaps	(20,672,473)
Distributions to Preferred Stockholders	(2,999,581)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(26,842,068)
See accompanying Notes to Financial Statements.
18     Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets
	Period from December 1, 2007 through February 29, 2008	Year Ended November 30, 2007
	(Unaudited)
Operations
Net investment loss	$(3,170,014)	$(12,470,739)
Net realized gain on investments and
interest rate swaps	2,749,435	26,630,652
Net unrealized appreciation (depreciation) of
investments and interest rate swap contracts	(23,421,908)	51,659,116
Distributions to preferred stockholders	(2,999,581)	(7,250,380)
Net increase (decrease) in net assets applicable to
common stockholders resulting from operations	(26,842,068)	58,568,649
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(11,426,279)	(40,702,410)
Total distributions to common stockholders	(11,426,279)	(40,702,410)
Capital Stock Transactions
Proceeds from shelf offerings of 1,827,450 and
1,927,915 common shares, respectively	61,000,831	68,101,321
Underwriting discounts and offering expenses associated
with the issuance of common stock	(2,230,561)	(2,311,224)
Underwriting discounts and offering expenses associated
with the issuance of preferred stock	—	(1,408,368)
Issuance of 100,461 common shares from reinvestment
of distributions to stockholders	—	3,730,843
Net increase in net assets, applicable to common
stockholders, from capital stock transactions	58,770,270	68,112,572
Total increase in net assets applicable to
common stockholders	20,501,923	85,978,811
Net Assets
Beginning of period (Note 5)	617,247,167	532,433,365
End of period	$637,749,090	$618,412,176

Accumulated net investment loss, net of
deferred tax benefit, at the end of period	$(25,511,662)	$(21,176,639)
See accompanying Notes to Financial Statements.
2008 1st Quarter Report     19

Statement of Cash Flows (Unaudited)
Period from December 1, 2007 through February 29, 2008
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$18,062,040
Interest and dividend income received	26,725
Purchases of long-term investments	(21,794,489)
Proceeds from sales of long-term investments	17,410,299
Purchases of short-term investments, net	(55,614,821)
Payments on interest rate swaps, net	(2,024,544)
Other income received	393,333
Interest expense paid	(4,677,449)
Income taxes paid	(163,389)
Operating expenses paid	(3,207,326)
Net cash used in operating activities	(51,589,621)
Cash Flows From Financing Activities
Advances from revolving line of credit	67,950,000
Repayments on revolving line of credit	(71,300,000)
Issuance of common stock	61,000,831
Common and preferred stock issuance costs	(1,904,094)
Debt issuance costs	(49,000)
Distributions paid to common stockholders	(1,249,288)
Distributions paid to preferred stockholders	(2,858,828)
Net cash provided by financing activities	51,589,621
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
20     Tortoise Energy Infrastructure Corp.

Statement of Cash Flows (Unaudited)
(Continued)
Period from December 1, 2007 through February 29, 2008
Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net
cash used in operating activities
Net decrease in net assets applicable to common stockholders
resulting from operations	$(26,842,068)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(23,746,124)
Return of capital on distributions received	15,455,857
Proceeds from sales of long-term investments	11,738,559
Purchases of short-term investments, net	(55,614,821)
Deferred tax benefit	(29,537,264)
Effect of FIN 48 adoption	(1,165,009)
Net unrealized depreciation of investments and interest
rate swap contracts	38,390,277
Net realized gain on investments	(4,807,996)
Amortization of debt issuance costs	44,374
Distributions to preferred stockholders	2,999,581
Changes in operating assets and liabilities:
Increase in interest, dividend and distribution receivable	(65,205)
Increase in prepaid expenses and other assets	(78,607)
Decrease in receivable for investments sold	5,671,740
Increase in payable for investments purchased	1,951,635
Decrease in payable for termination of interest rate swap contracts	(1,722,483)
Increase in current tax liability	669,142
Decrease in payable to Adviser, net of expense reimbursement	(98,155)
Increase in accrued expenses and other liabilities	15,166,946
Total adjustments	(24,747,553)
Net cash used in operating activities	$(51,589,621)
See accompanying Notes to Financial Statements.
2008 1st Quarter Report     21

Financial Highlights
Period from December , 2007 through February 29, 2008
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$32.96
Public offering price	—
Underwriting discounts and offering costs on issuance
of common and preferred stock(3)	(0.01)
Premiums less underwriting discounts and offering costs on offerings(4)	0.02
Income (loss) from Investment Operations:
Net investment loss(5)(6)	(0.11)
Net realized and unrealized gains (losses) on investments(5)(6)	(1.17)
Total increase (decrease) from investment operations	(1.28)
Less Distributions to Preferred Stockholders:
Net investment income	—
Return of capital	(0.15)
Total distributions to preferred stockholders	(0.15)
Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(0.56)
Total distributions to common stockholders	(0.56)
Net Asset Value, end of period	$30.98
Per common share market value, end of period	$31.78
Total Investment Return Based on Market Value(7)	(0.34)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$637,749
Ratio of expenses (including current and deferred income tax (benefit) expense)
to average net assets before waiver(8)(9)(10)	(4.39)%
Ratio of expenses (including current and deferred income tax (benefit) expense)
to average net assets after waiver(8)(9)(10)	(4.59)%
Ratio of expenses (excluding current and deferred income tax (benefit) expense)
to average net assets before waiver(8)(9)(11)	5.18%
Ratio of expenses (excluding current and deferred income tax (benefit) expense)
to average net assets after waiver(8)(9)(11)	4.98%
Ratio of expenses (excluding current and deferred income tax (benefit) expense), without regard to non-recurring organizational expenses, to average
net assets before waiver(8)(9)(11)	5.18%
Ratio of expenses (excluding current and deferred income tax (benefit) expense), without regard to non-recurring organizational expenses, to average
net assets after waiver(8)(9)(11)	4.98%
Ratio of net investment loss to average net assets before waiver(8)(9)(11)	(3.14)%
Ratio of net investment loss to average net assets after waiver(8)(9)(11)	(2.94)%
22     Tortoise Energy Infrastructure Corp.

Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004
$31.82	$27.12	$26.53	$—
—	—	—	25.00

(0.08)	(0.14)	(0.02)	(1.23)
0.08	—	—	—

(0.61)	(0.32)	(0.16)	(0.03)
4.33	7.41	2.67	3.77
3.72	7.09	2.51	3.74

—	—	—	—
(0.39)	(0.23)	(0.11)	(0.01)
(0.39)	(0.23)	(0.11)	(0.01)

—	—	—	—
(2.19)	(2.02)	(1.79)	(0.97)
(2.19)	(2.02)	(1.79)	(0.97)
$32.96	$31.82	$27.12	$26.53
$32.46	$36.13	$28.72	$27.06
(4.43)%	34.50%	13.06%	12.51%

$618,412	$532,433	$404,274	$336,553

11.19%	20.03%	9.10%	15.20%

11.00%	19.81%	8.73%	14.92%

4.75%	3.97%	3.15%	2.01%

4.56%	3.75%	2.78%	1.73%

4.75%	3.97%	3.15%	1.90%

4.56%	3.75%	2.78%	1.62%
(3.24)%	(2.24)%	(1.42)%	(0.45)%
(3.05)%	(2.02)%	(1.05)%	(0.17)%
2008 1st Quarter Report     23

Financial Highlights
(Continued)
Period from December 1, 2007 through February 29, 2008
(Unaudited)
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit (expense), before waiver(8)(9)(10)	6.43%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit (expense), after waiver(8)(9)(10)	6.63%
Portfolio turnover rate(8)	3.80%
Short-Term Borrowings, end of period (000’s)	$34,700
Long-Term Debt Obligations, end of period (000’s)	$235,000
Preferred Stock, end of period (000’s)	$185,000
Per common share amount of long-term debt obligations
outstanding, at end of period	$11.41
Per common share amount of net assets, excluding long-term debt
obligations, at end of period	$42.39
Asset coverage, per $1,000 of principal amount of long-term debt
obligations and short-term borrowings(12)	$4,051
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)	405%
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	$111,182
Asset coverage, per $25,000 liquidation value per share of preferred stock(14)	$60,064
Asset coverage ratio of preferred stock(14)	240%
(1)   Commencement of Operations.
(2)   Information presented relates to a share of common stock outstanding for the entire period.
(3)   Represents the dilution per common share from underwriting and other offering costs for the period from December 1, 2007 through February 29, 2008. Represents the issuance of preferred stock for the year ended November 30, 2007. Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2006. Represents the issuance of preferred stock for the year ended November 30, 2005. Represents $(1.17) and $(0.06) for the issuance of common and preferred stock, respectively, for the period from February 27, 2004 through November 30, 2004.
(4)   Represents the premium on the shelf offering of $0.12 per share, less the underwriting and offering costs of $0.10 per share for the period from December 1, 2007 through February 29, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007. The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.
(5)   The per common share data for the periods ended February 29, 2008, November 30, 2006, 2005 and 2004, do not reflect the change in estimate of investment income and return of capital, for the respective period.
(6)   The per common share data for the period from December 1, 2007 through February 29, 2008 reflects the cumulative effect of adopting FIN 48. See Note 5 to the financial statements for further disclosure.
(7)   Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day (or initial public offering price) and a sale at the current market price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)   Annualized for periods less than one full year.
24     Tortoise Energy Infrastructure Corp.

Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004

(9.68)%	(18.31)%	(7.37)%	(13.37)%

(9.49)%	(18.09)%	(7.00)%	(13.65)%
9.30%	2.18%	4.92%	1.83%
$38,050	$32,450	—	—
$235,000	$165,000	$165,000	$110,000
$185,000	$70,000	$70,000	$35,000

$12.53	$9.86	$11.07	$8.67

$45.49	$41.68	$38.19	$35.21

$3,942	$4,051	$3,874	$4,378
394%	405%	387%	438%
$108,569	$215,155	$169,383	$265,395
$58,752	$74,769	$68,008	$83,026
235%	299%	272%	332%
(9)   The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(10  For the period from December 1, 2007 through February 29, 2008, the Company accrued $15,054,654 for current tax expense and $29,537,264 for deferred income tax benefit. The Company accrued $42,516,321, $71,661,802, $24,659,420 and $30,330,018 for the years ended November 30, 2007, 2006 and 2005 and for the period from February 27, 2004 through November 30, 2004, respectively, for current and deferred income tax expense.
(11) The ratio excludes the impact of current and deferred income taxes.
(12) Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(13) Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(14) Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.
See accompanying Notes to Financial Statements.
2008 1st Quarter Report     25

Notes to Financial Statements (Unaudited)
February 29, 2008
1. Organization
Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
26     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 6 — Fair Value of Financial Instruments for further disclosure.
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.
For the period from December 1, 2007 through February 29, 2008, the Company estimated the allocation of investment income and return of capital for the distributions received from the MLPs within the Statement of Operations. For this period, the Company has estimated distributions to be approximately 14 percent investment income and 86 percent return of capital.
D. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2007 and the period ended February 29, 2008, the Company’s distributions for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of approximately 41.3 percent qualified dividend income and 58.7 percent return of capital. The tax character of distributions paid for the period ended February 29, 2008 will be determined subsequent to November 30, 2008.
Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of the month if the rate period is longer than one month. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2007, for tax purposes, the Company determined the distributions to preferred stockholders were comprised entirely of qualified dividend income. The tax character of distributions paid for the period ended February 29, 2008 will be determined subsequent to November 30, 2008.
2008 1st Quarter Report     27

Notes to Financial Statements (Unaudited)
(Continued)
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the regular federal income tax rate for a corporation is 35 percent; however the Company anticipates a marginal effective rate of 34.5 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.
The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.
On December 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. For additional information regarding adoption of FIN 48, see Note 5 —Income Taxes.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $105,635 and $278,139 were charged to additional paid-in capital for the issuance of common stock in December 2007 and February 2008, respectively. Offering costs of $40,250 related to the issuance of preferred stock in April 2007 and August 2007 were charged to additional paid-in capital during the period ended February 29, 2008. Debt issuance costs related to the long-term debt obligations are capitalized and amortized over the period the debt is outstanding.
28     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period and amounts accrued under the derivative instruments included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Statement of Operations.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Effective March 1, 2006 through February 28, 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10 percent of the average monthly Managed Assets of the Company.
2008 1st Quarter Report     29

Notes to Financial Statements (Unaudited)
(Continued)
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment and cash purchase plan.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 29, 2008, are as follows:
Deferred tax assets:
Net operating loss carryforwards	$19,112,776
Deferred expense associated with interest rate swap terminations	593,458
Organization costs	18,351
Accrued expenses	5,308,661
25,033,246
Deferred tax liabilities:
Net unrealized gains on investment securities and interest rate swap contracts	136,165,561
Basis reduction of investment in MLPs	27,467,058
163,632,619
Total net deferred tax liability	$138,599,373
At February 29, 2008, a valuation allowance was not recorded because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets.
30     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34.5 percent to net investment loss and realized gains and unrealized losses on investments and interest rate swap contracts before taxes for the period ended February 29, 2008, as follows:
Application of statutory income tax rate	$(13,222,157)
State income taxes, net of federal tax benefit	(1,720,797)
Foreign taxes, net of federal tax benefit	832,209
Other	(371,865)
Total	$(14,482,610)
Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its overall federal and state income tax rate, decreasing it from 39.00 percent to 38.99 percent. The decrease in tax rate resulted in a $47,386 increase to deferred tax benefit. The cumulative effect of adopting FIN 48 was a $1,165,009 increase to the beginning balance of accumulated net investment loss.
The Company also re-evaluated its anticipated state tax positions, resulting in a reclass of approximately $15 million from deferred tax liability to other liabilities related to anticipated rates at which state taxes are expected to be paid versus reserved. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The total amount of unrecognized tax benefits at November 30, 2007 was $15,387,454. No interest or penalties were accrued at such date. All such amounts would affect the effective tax rate if recognized. All tax years since inception remain open to examination by federal and state tax authorities. The Company does not expect the amount of unrecognized tax positions at November 30, 2007 to change significantly over the next twelve months from such date.
For the period from December 1, 2007 to February 29, 2008, the components of income tax expense include current foreign tax expense (net of federal tax benefit) of $832,209 and current federal and state income tax expense (net of federal tax benefit) of $12,488,785 and $1,733,660 and deferred federal and state income tax benefit (net of federal tax effect) of $26,082,807 and $3,454,457. As of November 30, 2007, the Company had a net operating loss for federal income tax purposes of approximately $42,293,000. If not utilized, this net operating loss will expire as follows: $2,883,000, $15,979,000, $22,275,000 and $1,156,000 in the years ending November 30, 2024, 2025, 2026 and 2027, respectively. The amount of the deferred tax asset for net operating losses at February 29, 2008 also includes an amount for the period from December 1, 2007 through February 29, 2008.
As of February 29, 2008, the aggregate cost of securities for federal income tax purposes was $815,176,749. At February 29, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $468,631,271, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $4,431,177 and the net unrealized appreciation was $464,200,094.
2008 1st Quarter Report     31

Notes to Financial Statements (Unaudited)
(Continued)
6. Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 29, 2008. These assets and liabilities are measured on a recurring basis.
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at February 29, 2008	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Assets:
Investments	$1,279,376,843	$1,225,149,900	$54,226,943
Liabilities:
Interest Rate Swap Contracts	$21,489,294	$—	$21,489,294
7. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit of such securities and percent of net assets which the securities comprise at February 29, 2008.
Investment Security		Number of Units	Acquisition Date	Acquisition Cost	Fair Value Per Unit	Fair Value as Percent of Net Assets
Crosstex Energy, L.P.	Series D Subordinated Units	193,767	3/23/07	$5,000,002	$26.49	0.8%
Enbridge Energy
Partners, L.P.	Class C Common Units	1,008,091	4/02/07	50,000,000	48.70	7.7
				$55,000,002		8.5%
32     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
8. Investments in Affiliates
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate fair value of all securities of affiliates held by the Company as of February 29, 2008 amounted to $39,684,500, representing 6.2 percent of net assets applicable to common stockholders. A summary of affiliated transactions for each company which is an affiliate at February 29, 2008 or was an affiliate during the period ended February 29, 2008, is as follows:
						February 29, 2008
	Share Balance 11/30/07	Gross Additions	Gross Reductions	Realized Gain (Loss)	Gross Distributions Received	Share Balance	Fair Value
Holly Energy
Partners, L.P.	427,070	$ —	$ —	$ —	$309,626	427,070	$17,544,036
K-Sea Transportation
Partners L.P.	612,800	—	—	—	453,472	612,800	22,140,464
MarkWest Energy
Partners, L.P.(1)	2,201,640	—	—	—	1,254,935	2,201,640	75,956,580
		$ —	$ —	$ —	$2,018,033		$115,641,080
(1) Not deemed an affiliate as of February 29, 2008.
9. Investment Transactions
For the period ended February 29, 2008, the Company purchased (at cost) and sold securities (proceeds) in the amount of $23,746,124 and $11,738,559 (excluding short-term debt securities and interest rate swaps), respectively.
10. Long-Term Debt Obligations
The Company has $235,000,000 aggregate principal amount of auction rate senior notes (collectively, the “Notes”) outstanding. The Notes were issued in denominations of $25,000. Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Estimated fair value of Series A and Series B Notes was calculated using the spread between the current rate and the U.S. Treasury rate with an equivalent maturity date. At February 29, 2008, the spread was applied to the equivalent U.S. Treasury rate for each series and future cash flows were discounted to determine estimated fair value. Estimated fair value of Series C and Series D Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The table below shows the maturity date, notional/ carrying amount, estimated fair value, current rate as of February 29, 2008, the weighted-average rate for the period ended February 29, 2008 and the typical rate period for each series of Notes outstanding at February 29, 2008. The Company may designate a rate period that is different than the rate period indicated in the table below.
2008 1st Quarter Report     33

Notes to Financial Statements (Unaudited)
(Continued)
Series	Maturity Date	Notional/ Carrying Amount	Estimated Fair Value	Current Rate	Weighted- Average Rate	Rate Period
Series A	July 15, 2044	$63,123,188	$63,123,188	6.75%(1)	6.75%	28 days(1)
Series B	July 15, 2044	50,546,304	50,546,304	7.00%(2)	7.00%	28 days(2)
Series C	April 10, 2045	55,000,000	55,000,000	6.28%	5.97%	7 days
Series D	March 27, 2047	70,000,000	70,000,000	6.25%	6.30%	28 days
		$238,669,492	$238,669,492
(1) Special rate period effective September 5, 2007 through September 4, 2012.
(2) Special rate period effective September 12, 2007 through September 11, 2008.
The rates shown in the table above do not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. At the time the special rate periods commenced, the Company paid commissions for Series A and Series B Notes in the amount of $240,000 and $75,000, respectively, which are being amortized over the rate periods. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The Notes are not listed on any exchange or automated quotation system.
In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the Notes, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due or affect the security’s liquidation preference. In the event of a failed auction, interest continues to be paid at the maximum rates and times determined in the indenture. The maximum rate based on the Notes’ current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.
34     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
11. Preferred Stock
The Company has 15,000 authorized shares of Preferred Stock, of which 7,400 shares are currently outstanding. The Preferred Stock has rights determined by the Board of Directors. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid distributions, whether or not declared. Holders of the Preferred Stock are entitled to receive cash distribution payments at an annual rate that may vary for each rate period. Estimated fair value of Auction Preferred I and Auction Preferred II Stock was calculated using the spread between the current rate and the U.S. Treasury rate with an equivalent maturity date. At February 29, 2008, the spread was applied to the equivalent U.S. Treasury rate for each series and future cash flows were discounted to determine estimated fair value. Estimated fair value of the Money Market Preferred (“MMP”) III Stock and MMP IV Stock approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market. The table below shows the number of shares outstanding, aggregate liquidation preference, estimated fair value, current rate as of February 29, 2008, the weighted-average rate for the period ended February 29, 2008 and the typical rate period for each series of Preferred Stock outstanding at February 29, 2008. The Company may designate a rate period that is different than the rate period indicated in the table below.
Series	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value	Current Rate	Weighted- Average Rate	Rate Period
Auction Preferred I
Stock	1,400	$35,000,000	$36,132,080	6.25%(1)	6.25%	28 days(1)
Auction Preferred II
Stock	1,400	35,000,000	36,128,487	6.25%(2)	6.25%	28 days(2)
MMP III Stock	2,400	60,000,000	60,000,000	6.15%	6.50%	28 days
MMP IV Stock	2,200	55,000,000	55,000,000	6.20%	6.53%	28 days
	7,400	$185,000,000	$187,260,567
(1) Special rate period effective September 13, 2007 through September 12, 2010.
(2) Special rate period effective September 9, 2007 through September 8, 2010.
The rates shown in the table above do not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. At the time the special rate periods commenced, the Company paid commissions for Auction Preferred I Stock and Auction Preferred II Stock in the amount of $175,000 and $178,500, respectively, which are being amortized over the rate periods. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200 percent.
2008 1st Quarter Report     35

Notes to Financial Statements (Unaudited)
(Continued)
In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the Preferred Stock, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, distributions continue to be paid at the maximum rates and times determined in the articles supplementary. The maximum rate on Preferred Stock based on current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR.
The Preferred Stock is redeemable in certain circumstances at the option of the Company. The Preferred Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per Preferred share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
12. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest and dividend expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the fair value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding long-term and short-term debt obligations and preferred stock, respectively, or if the Company loses its credit rating on its long-term debt obligations or preferred Stock, then the Company could be required to make a termination payment, in addition to redeeming all or some of the long-term debt obligations, short-term borrowings and preferred stock. Details of the interest rate swap contracts outstanding as of February 29, 2008, are as follows:
36     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Depreciation
U.S. Bank, N.A.	7/12/2011	$50,000,000	4.64%	1 month U.S. Dollar LIBOR	$(2,917,076)
U.S. Bank, N.A.	4/21/2012	55,000,000	4.99%	1 month U.S. Dollar LIBOR	(4,189,339)
U.S. Bank, N.A.	4/21/2013	60,000,000	5.03%	1 month U.S. Dollar LIBOR	(4,945,795)
U.S. Bank, N.A.	5/01/2014	55,000,000	4.54%	1 week U.S. Dollar LIBOR	(3,184,920)
U.S. Bank, N.A.	11/12/2020	35,000,000	5.20%	1 month U.S. Dollar LIBOR	(3,120,544)
U.S. Bank, N.A.	11/18/2020	35,000,000	5.21%	1 month U.S. Dollar LIBOR	(3,131,620)
		$290,000,000			$(21,489,294)
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty.
13. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 20,587,891 shares outstanding at February 29, 2008. Transactions in common stock for the year ended November 30, 2007 and the period ended February 29, 2008 were as follows:
Shares at November 30, 2006	16,732,065
Shares sold through shelf offerings	1,927,915
Shares issued through reinvestment of distributions	100,461
Shares at November 30, 2007	18,760,441
Shares sold through shelf offerings	1,827,450
Shares at February 29, 2008	20,587,891
14. Credit Facility
On March 22, 2007, the Company entered into an agreement establishing a $150,000,000 unsecured credit facility maturing on March 21, 2008. Under the terms of the credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 0.75 percent.
The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended February 29, 2008 was approximately $38,200,000 and 4.80 percent, respectively. At February 29, 2008, the principal balance outstanding was $34,700,000 at an interest rate of 3.86 percent.
2008 1st Quarter Report     37

Notes to Financial Statements (Unaudited)
(Continued)
15. Subsequent Events
On March 3, 2008, the Company paid a distribution in the amount of $0.555 per common share, for a total of $11,426,280. Of this total, the dividend reinvestment amounted to $1,455,628.
On March 4, 2008, the Company fully redeemed the Series C Notes in the amount of $55,000,000. At redemption, the unamortized balance of capitalized costs was expensed and resulted in a loss on early redemption in the amount of $745,922.
On March 14, 2008, the Company terminated a $55,000,000 notional swap contract (4.54 percent, 5/1/2014). The Company realized a loss of $3,525,000 on the termination of this contract.
On March 20, 2008, the Company entered into an extension of its unsecured credit facility. The amended credit agreement provides for a revolving credit facility of up to $92,500,000 that can be increased to $160,000,000 if certain conditions are met. The amended credit facility terminates on March 20, 2009.
On April 10, 2008, the Company issued $150,000,000 of Series E Notes in a private placement. The notes have a fixed interest rate of 6.11 percent and mature on April 10, 2015. The net proceeds will be used to retire the current balance on the credit facility, redeem the Series D Notes and redeem $15 million of the MMP III Stock and $15 million of the MMP IV Stock.
On April 10, 2008, the Company provided notice of its intention to designate the next subsequent rate period for the $70,000,000 Series D Notes as a special rate period. The special rate period will commence on April 22, 2008 and continue through April 24, 2008. In addition, the Company filed with the SEC its intention to redeem the Series D Notes on April 25, 2008.
38     Tortoise Energy Infrastructure Corp.

Additional Information (Unaudited)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended February 29, 2008, the aggregate compensation paid by the Company to the independent directors was $99,000. The Company did not pay any special compensation to any of its directors or officers.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2007 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.
2008 1st Quarter Report     39

Additional Information (Unaudited)
(Continued)
Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
40     Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Energy Infrastructure Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYG
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

Name	Ticker/ Inception Date	Primary Target Investments	Investor Suitability	Total Assets as of 2/29/08 ($ in millions)
Tortoise Energy Infrastructure Corp.	TYG Feb. 2004	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	$1,285
Tortoise Energy Capital Corp.	TYY May 2005	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	$876
Tortoise North American Energy Corp.	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure	Taxable Accounts	$189
Tortoise Capital Resources Corp.	TTO Dec. 2005 (Feb. 2007 – IPO)	U.S. Energy Infrastructure Private and Micro Cap Public Companies	Retirement Accounts Pension Plans Taxable Accounts	$156

...Steady Wins®
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax)
www.tortoiseadvisors.com